UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2016

Cerner Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-15386	43-1196944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117
(Address of Principal Executive Offices)	(Zip Code)
(816) 201-1024
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 25, 2016, the Board of Directors of Cerner Corporation (“Cerner”) adopted the Bylaws Amended & Restated as of February 25, 2016 of Cerner Corporation (the “Amended Bylaws”), which among other things, amended paragraph 5 of Cerner’s bylaws to implement stockholder proxy access and to make certain related conforming revisions. The Amended Bylaws now permit a stockholder or a group of up to 20 stockholders, owning 3% or more of Cerner’s outstanding common stock continuously for at least three years, to nominate and include in Cerner’s proxy materials, director candidates constituting up to 20% of the number of directors currently serving on the board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the Amended Bylaws. Proxy access will first be available to stockholders in connection with Cerner’s 2017 annual meeting of stockholders.

The Board of Directors of Cerner also approved the following additional amendments to Cerner’s bylaws:

•
Subparagraph 5.1 was amended to provide that an annual meeting of the stockholders of Cerner shall be held on such date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting.

•	Paragraph 11 was amended to allow notice of stockholders meetings to be given in any manner permitted by the General Corporation Law of the State of Delaware.

•	Paragraph 19 was amended to eliminate the provisions relating to the first meeting of the Board of Directors held immediately after the annual meeting of stockholders.

•	Paragraph 22 was amended to permit notification of special board meetings by electronic transmission.

•	Paragraph 25 was amended to clarify that a majority of the members of a committee constitute a quorum for the transaction of business of such committee.

This above description of the Amended Bylaws is qualified in its entirety by reference to the text of the Amended Bylaws filed as Exhibit 3.2 to this Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
d)     Exhibits

3.2	Bylaws Amended & Restated as of February 25, 2016 of Cerner Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERNER CORPORATION

Date: February 29, 2016	By:	/s/ Marc G. Naughton
Marc G. Naughton, Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.2	Bylaws Amended & Restated as of February 25, 2016 of Cerner Corporation